UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 30, 2008
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

343 Thornall Street, Edison, New Jersey 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

  On July 31, 2008, Mack-Cali Realty Corporation (the "Company") issued a press release announcing its financial results for the second quarter 2008.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 7.01  Regulation FD Disclosure

  For the quarter ended June 30, 2008, the Company hereby makes available supplemental data regarding its operations.  The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

  In connection with the foregoing, the Company hereby furnishes the following documents:

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
99.1	Second Quarter 2008 Supplemental Operating and Financial Data.
99.2	Second Quarter 2008 earnings press release of Mack-Cali Realty Corporation dated July 31, 2008.

        The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01 “Financial Statements and Exhibits” of Form 8-K.  As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION
Date: July 30, 2008	By:	/s/ MITCHELL E. HERSH Mitchell E. Hersh President and Chief Executive Officer

Date: July 30, 2008	By:	/s/ BARRY LEFKOWITZ Barry Lefkowitz Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Second Quarter 2008 Supplemental Operating and Financial Data.
99.2	Second Quarter 2008 earnings press release of Mack-Cali Realty Corporation dated July 31, 2008.